UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2026

TECHLOTT INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55403	46-1496846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Balfour Street, Jerusalem, Israel 9210207

(Address of principal executive offices) (Zip Code)

(800) 674-3561

(Registrant’s telephone number, including area code)

AppYea, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Separation agreement with Eldar Grady. On October 28, 2026 (the “Effective Date”), Techlott Inc. (the “Company”) entered into a Waiver, Termination and Release Agreement dated as of October 20, 2026 (the “Grady Agreement”) with Eldar Edmund Grady, then the Chairman of the Company’s Board of Directors (the “Board”) and its Executive Chairman, and Talniri Ltd., a company wholly owned by Mr. Grady (“Talniri”). Under the Grady Agreement:

●	Mr. Grady resigned as a director, Chairman of the Board and Executive Chairman of the Company and from all other offices with the Company and its subsidiaries, as described in Item 5.02 below.

●	The Consulting Agreement dated as of September 30, 2025 among the Company, Talniri and Mr. Grady was terminated by mutual agreement, and Talniri and Mr. Grady waived all consulting fees accrued under it, recorded by the parties as US$400,438.36 as of September 30, 2026, other than US$18,830 applied to the purchase price described below, and all severance and other amounts that could have become payable under it, including the 36 months of base consideration payable on certain terminations.

●	Mr. Grady waived his right under the Subscription Agreement dated September 30, 2025 to subscribe for 638,961,306 shares of the Company’s common stock, the Board’s reservation of 17,842 shares of Series B Preferred Stock for issuance to him, his anti-dilution protection of up to US$7,000,000 of value under that agreement and under the letter of intent dated August 12, 2025, and all other equity, option and other rights under his prior agreements with the Company, which were terminated.

●	In their place, the Subscription Agreement was amended so that Mr. Grady retains the right to 188,300,000 shares of common stock (approximately 4.0% of the common stock expected to be outstanding on a fully diluted basis after the increase in the Company’s authorized common stock described below), delivered as 3,766 shares of Series B Preferred Stock issued to Talniri, which convert into those shares automatically when the increase in authorized common stock becomes effective. The Company will issue the Series B Preferred Stock within five business days after the Effective Date, will take the actions within its control to complete the increase and the conversion, and will report to Mr. Grady on their progress every 15 days until the conversion. If the Company does not perform an obligation within its control and does not cure the failure within 15 days after notice, Mr. Grady may seek specific performance, at the Company’s cost; no failure or delay, including by a third party, revives any of his prior rights. The purchase price of US$18,830 (US$0.0001 per underlying share) was paid by set-off against the accrued fees. The shares are not subject to the performance milestones or return provisions of the Subscription Agreement.

●	Mr. Grady retains anti-dilution protection in respect of those shares only, on the same terms, as in effect from time to time and whether more or less favorable, as Techlott Ltd and A B Global Heights Ltd. under an amendment of their anti-dilution rights that the Company expects to enter into with them, other than the protected percentage: if the Company issues common stock or securities convertible into common stock for value after the Effective Date, the Company will issue additional shares to Talniri to keep its holding at 4.0%, until the Company has received an aggregate of US$5,000,000 of new value, with customary exclusions (including awards under an equity incentive plan of up to 10% of the fully diluted shares), and the protection expires on the earlier of that amount being reached and the closing of an underwritten public offering.

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●	Mr. Grady keeps the warrant to purchase 14,000,000 shares of common stock at US$0.01 per share that he acquired for cash in July 2025, with any anti-dilution or price adjustment provision in it waived, and the 963,790 shares of common stock that Talniri purchased in the open market.

●	The Company and Mr. Grady and Talniri exchanged mutual releases, and the Company’s principal stockholders and officers Yakir Abadi and Mark Katzenelson and their companies exchanged mutual releases with Mr. Grady and Talniri. Mr. Grady continues to be entitled to indemnification as a former director under the Company’s articles of incorporation and bylaws and Nevada law, and the Company will maintain directors’ and officers’ insurance coverage for him in respect of his period of service for six years, for so long as it maintains such insurance for its directors.

●	The retained shares are restricted securities, and the Company agreed to cooperate in the removal of restrictive legends, including by providing the required legal opinion, once a sale is permitted under Rule 144 or another exemption. Mr. Grady agreed to a 12-month standstill under which he will not acquire additional securities of the Company (other than on exercise of his warrant or in Company offerings on the same terms as other investors), solicit proxies, join a group or make public proposals concerning the Company, and to customary confidentiality and mutual non-disparagement undertakings. His non-competition undertakings were released.

The foregoing description of the Grady Agreement is a summary and is qualified by the full text of the agreement, which is filed as Exhibit 10.1 to this report and incorporated by reference.

Approval. The Grady Agreement was approved by the Board. The Grady Agreement refers to proposed issuances of Series B Preferred Stock and options to members of management in settlement of accrued consulting fees, and to a proposed amendment of the anti-dilution rights of Techlott Ltd and A B Global Heights Ltd. As of the date of this report the Board has not approved those transactions, and their terms remain under consideration. The Company will report them if and when they are approved.

Item 1.02 Termination of a Material Definitive Agreement.

The information in Item 1.01 regarding the termination of the Consulting Agreement dated as of September 30, 2025 among the Company, Talniri Ltd. and Mr. Grady, filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on October 3, 2025, is incorporated by reference. The Company incurred no early termination penalty.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 is incorporated by reference. On the Effective Date the Company agreed to issue 3,766 shares of Series B Preferred Stock to Talniri Ltd. under the Grady Agreement, for a purchase price of US$18,830 paid by set-off against accrued consulting fees. Each share of Series B Preferred Stock is convertible into 50,000 shares of common stock, and converts automatically on the effectiveness of the increase in the Company’s authorized common stock. The shares were issued to a company wholly owned by a former director of the Company, located outside the United States, in reliance on the exemptions from registration in Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”) and Regulation S under the Securities Act, without any underwriter. The shares are restricted securities.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Eldar Grady. On the Effective Date, Eldar Grady resigned as a director, Chairman of the Board and Executive Chairman of the Company, and from all other offices with the Company and its subsidiaries, under the Grady Agreement described in Item 1.01. Mr. Grady’s resignation was not the result of any disagreement with the Company on any matter relating to its operations, policies or practices.

(d) Appointment of Ron Mekler as a director. On the Effective Date the Board appointed Ron Mekler, the Company’s Chief Financial Officer, as a director to fill the vacancy created by Mr. Grady’s resignation, to serve until the next annual meeting of stockholders or until his successor is elected and qualified. Mr. Mekler was not appointed under any arrangement or understanding with any other person, and has not been appointed to any committee of the Board; the Board has no standing committees. Mr. Mekler, age 53, has served as the Company’s Chief Financial Officer since August 12, 2025. Transactions between Mr. Mekler and the Company of the kind described in Item 404(a) of Regulation S-K are: his consulting agreement with the Company, under which he receives a monthly fee of US$10,000 and serves as Chief Financial Officer, Secretary and Treasurer; the grant to him by the Board on August 12, 2026, under his consulting agreement, of fully vested options to purchase 15,000,000 shares of common stock at US$0.0001 per share; and his subscription agreement dated December 28, 2025, under which he purchased, for US$225,000, 12,500,000 shares of common stock and a warrant expiring December 28, 2028 for 12,500,000 shares at US$0.022 per share, and which gives him anti-dilution rights.

Item 7.01 Regulation FD Disclosure.

The Company is furnishing as Exhibit 99.1 an investor presentation that it intends to use from time to time in meetings with investors and other interested parties, so that the information in it is available to all investors at the same time in accordance with Regulation FD. A copy of the presentation is also available on the Company’s website at www.techlott.com; the information on the website is not incorporated by reference into this report.

The information in this Item 7.01 and in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Change of OTC Markets tier. As previously reported in the Company’s Current Report on Form 8-K filed on September 4, 2026, OTC Markets Group Inc. (“OTC Markets”) notified the Company on July 28, 2026 that the closing bid price of its common stock had been below $0.01 per share for more than 30 consecutive calendar days and that the Company no longer met the continued eligibility criteria of the OTCQB Venture Market, with a cure period ending October 26, 2026. The Company requested an extension of the cure period to allow it to complete the reverse stock split described in its information statement on Schedule 14C. On October 1, 2026, OTC Markets informed the Company that the cure period would not be extended. On the same day, the Company requested, and OTC Markets confirmed, that the common stock would cease to be quoted on the OTCQB Venture Market after the close of trading on October 1, 2026 and would be quoted on the OTCID Basic Market from October 2, 2026. The common stock continues to be quoted under the symbol “LOTT”. The change in tier does not affect the Company’s obligations under the Exchange Act, the registration of its common stock under Section 12(g) of the Exchange Act, or the rights of its stockholders. The Company may apply for the common stock to be quoted again on the OTCQB Venture Market if and when it satisfies the initial eligibility requirements of that market, including its minimum bid price requirement, and is considering a reverse stock split for that purpose as described in its information statement on Schedule 14C.

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Increase in authorized common stock. As previously reported, the Board and the holders of a majority of the voting power of the Company’s capital stock have approved an increase in the Company’s authorized common stock to 10,000,000,000 shares and a reverse stock split within a range to be determined by the Board. The Company filed its definitive information statement on Schedule 14C describing those actions on October 16, 2026 and first mailed it to stockholders on or about that date. The increase may become effective, by the filing of a certificate of amendment to the Company’s articles of incorporation with the Secretary of State of Nevada, on or after November 5, 2026, and the Company expects to file the certificate of amendment promptly after that date. On the effectiveness of the increase, each share of Series B Preferred Stock will convert automatically into 50,000 shares of common stock. The information statement describes the Series B Preferred Stock reserved for Mr. Grady and his anti-dilution rights as they stood before the Grady Agreement; as regards Mr. Grady, that description is superseded by this report.

Forward-Looking Statements

This report and its exhibits contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the development and expected completion of the Company’s NeoDraw platform, the Company’s business model, commercial strategy and target markets, the proposed private placement and the use of its proceeds, the increase in the Company’s authorized common stock and the conversion of the Series B Preferred Stock, and the Company’s quotation on the OTC Markets. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including the Company’s ability to complete the development of NeoDraw on the expected timetable or at all, to obtain customers and generate revenue, to raise the capital it needs on acceptable terms or at all, to complete the increase in its authorized common stock, and to continue as a going concern, and the other risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 under “Risk Factors”. Forward-looking statements speak only as of the date of this report, and the Company undertakes no obligation to update them except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Waiver, Termination and Release Agreement dated as of October 20, 2026 among Techlott Inc., Eldar Edmund Grady and Talniri Ltd. (certain personal information has been redacted under Item 601(a)(6) of Regulation S-K)
99.1	Investor Presentation of Techlott Inc., October 2026 (furnished herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHLOTT INC.

Date:	October 28, 2026
By:	/s/ Ron Mekler
Name:	Ron Mekler
Title:	Chief Financial Officer

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